NUMBER                                                     SHARES
NAFI


               National Auto Finance Company, Inc.
                              [LOGO]

                           Common Stock
              (See Reverse For Certain Restrictions)


THIS CERTIFICATE IS TRANSFERRABLE IN                           CUSIP 632528 10 5
THE CITIES OF BOSTON OR NEW YORK             See Reverse For Certain Definitions



THIS CERTIFIES THAT
is the owner of


          FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF NATIONAL AUTO FINANCE COMPANY, INC. (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

          IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.


                                             NATIONAL AUTO FINANCE COMPANY, INC.
Dated:                                                      By:



Secretary                                    Chairman of the Board


                                             National Auto Finance Company, Inc.
                                                             1996
                                                           Delaware

Countersigned and Registered:
                                               THE FIRST NATIONAL BANK OF BOSTON
                                                            (Boston)
                                                                  Transfer Agent
                                                                   and Registrar
By:
                                                              Authorized Officer

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               NATIONAL AUTO FINANCE COMPANY, INC.

          The shares represented by this certificate are issued subject to all the provisions of the certificate of incorporation and bylaws of National Auto Finance Company, Inc. (the "Corporation") as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

          The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the Board of Directors to designate the same with respect to other series. Such request may be made to the Corporation or to its Transfer Agent and registrar.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT  - ... Guardian ...
TEN ENT - as tenants by the entireties                        (Cust)    (Minor)
JT TEN  - as joint tenants with rights of         under Uniform Gifts to Minors
          survivorship and not as tenants     Act______________________________
          in common                                           (State)

                Additional abbreviations may also be used
                      though not in the above list.


          For value received ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
                               _________________________________________________

________________________________________________________________________________
Please Print or Typewrite Name and Address including Postal Zip Code of Assignee

________________________________________________________________________________

__________________________________________________________________________Shares
represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________

________________________________________________________________________Attorney
to transfer the said Shares on the books of the Corporation with full power of substitution in the premises.



Date______________________, 19___      Signature:


                                       ________________________________________
                                       Notice: The signature to this assignment must correspond with the names as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


                                       Signature guaranteed:


                                       _________________________________________
                                       THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                       AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                       STOCKBROKERS, SAVINGS AND LOAN
                                       ASSOCIATIONS AND CREDIT UNIONS WITH
                                       MEMBERSHIP IN AN APPROVED SIGNATURE
                                       GUARANTEE MEDALLION PROGRAM), PURSUANT
                                       TO S.E.C. RULE 17Ad-15.